UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2019
Date of Report (Date of earliest event reported)

GALA PHARMACEUTICAL INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52044	42-1771014
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

18881 Von Karman Ave., suite 1440		92612
(Address of principal executive offices)		(Zip Code)

(714) 612-4725

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.04.	TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION

On October 4, 2019, Mohan Singh Makkar filed a Unlawful Detainer and Eviction Notice against Gala Pharmaceutical California, Inc. pursuant to a Lease agreement entered into on May 1, 2018. The amount owed was $37,440. The parties are in process of finalizing a settlement to this action.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Mr. Maqsood Rehman resigned as an officer and director with the Company and all affiliates effective as of September 9, 2019. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Reinier Hoogenraad resigned as a director with the Company effective as of October 16, 2019. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On October 16, 2019, Ms. Romina Martinez was appointed as a member of the Company’s Board of Directors as well as CEO, President, CFO and Secretary.

Her biography is set forth below:

Romina Martinez, for the past two years has worked with an international company in the internet advertising and social media industry. Prior to that, Ms. Martinez worked in the legal field for over seven years with a focus on international business operations. She is highly knowledgeable in the creation of new corporations, licensing, contracts, and the issues that arise therefrom. Ms. Martinez has worked closely with various companies in the legal medicinal and recreational cannabis industry including CBD and industrial hemp markets over the past nine years. She is bringing with her a distribution platform that leverages on her knowledge gained in the internet marketing industry. Ms. Martinez also previously served as a director for Gala from February 10, 2017 to September 26, 2018

Mr. Peter Um resigned as the chief scientific officer with the Company effective as of August 28, 2019. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(b)

Exhibit No.	Exhibit
17.1	Resignation of Maqsood Rehman
17.2	Resignation of Reinier Hoogenraad

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ Romina Martinez	Date:	October 18, 2019
_________________		_____________________________

Officer, Director

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